UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 19, 1998


                        TRICO MARINE SERVICES, INC.
            (Exact name of registrant as specified in its charter)


        DELAWARE                       0-28316                    72-1252405
(State or other jurisdiction     (Commission File Number)     (IRS Employer
 of incorporation)                                         Identification No.)


                           250 NORTH AMERICAN COURT
                          HOUMA, LOUISIANA  70363
               (Address of principal executive offices)(Zip Code)



                              (504) 851-3833
             (Registrant's telephone number, including area code)


                          NOT APPLICABLE
        (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

     On November 19, 1998, Trico Marine Services, Inc. (the "Company") completed an exchange offer (the "Exchange Offer") pursuant to which the Company had offered to exchange $280,000,000 principal amount of its 8-1/2% Senior Notes due 2005, Series G (the "New Notes"), for a like principal amount of all of its outstanding 8-1/2% Senior Notes due 2005, Series A, B, D and F (the "Old Notes"). The form and terms of the New Notes are identical in all respects to the form and terms of the Old Notes. All of the outstanding Old Notes were exchanged for New Notes in the Exchange Offer.

     The New Notes were registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-4 No. 333-64031.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (a) Financial Statements of businesses acquired.

      Not applicable.

   (b) Pro forma financial information.

      Not Applicable.

   (c) Exhibits.

      4.1 Indenture dated September 22, 1998 by and among the Company, Trico Marine Assets, Inc., Trico Marine Operators, Inc., Trico Marine International Holdings, B.V., Saevik Supply ASA, Saevik Shipping AS and Chase Bank of Texas, National Association, as Trustee ("Indenture").

      4.2 Form of Note and Subsidiary Guaranty under the Indenture.

                            SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TRICO MARINE SERVICES, INC.


                              By: /s/ Victor M. Perez
                                  -----------------------
                                      Victor M. Perez
                                    Vice President and
                                  Chief Financial Officer

Dated: November 23, 1998